Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) made as of December 29, 2005 by and among Encore Acquisition Company, a Delaware corporation (“Borrower”), Encore Operating, L.P., a Texas limited partnership (“Operating”), Bank of America, N.A., as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party to the Original Agreement defined below (“Lenders”).
W I T N E S S E T H:
     WHEREAS, Borrower, Operating, Administrative Agent, L/C Issuer and Lenders entered into that certain Credit Agreement dated as of August 19, 2004, as amended by that certain First Amendment to Credit Agreement dated as of April 29, 2005, and as further amended by that certain Second Amendment to Credit Agreement dated as of November 14, 2005 (as so amended, the “Original Agreement”), for the purpose and consideration therein expressed, whereby L/C Issuer became obligated to issue Letters of Credit to Borrower and Lenders became obligated to make loans to Borrower as therein provided; and
     WHEREAS, Borrower, Operating, Administrative Agent, L/C Issuer and Lenders desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by Lenders and L/C Issuer to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
     “Amendment” means this Third Amendment to Credit Agreement.
     “Amendment Documents” means this Amendment, the Consent and Agreement of the Guarantors relating to this Amendment and all other documents or instruments delivered in connection herewith or therewith.
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     “Credit Agreement” means the Original Agreement as amended hereby.
ARTICLE II.
AMENDMENTS TO ORIGINAL AGREEMENT
     Section 2.1. Defined Terms.
     (a) The definition of “Maturity Date” in Section 1.01 of Original Agreement is hereby amended in its entirety to read as follows:
               “‘Maturity Date’ means December 29, 2010.”
     (b) The definition of “Permitted Subordinate Debt” in Section 1.01 of Original Agreement is hereby amended in its entirety to read as follows:
               “‘Permitted Subordinate Debt’ means, collectively, (a) Debt of the Borrower, and Debt constituting Guarantees thereof by Restricted Subsidiaries, resulting from the issuance of the Borrower’s 6.25% Senior Subordinated Notes Due 2014 in an outstanding principal balance of $150,000,000 (the “Original Issuance”), (b) Debt of the Borrower, and Debt constituting Guarantees thereof by Restricted Subsidiaries, resulting from the issuance of the Borrower’s 6.00% Senior Subordinated Notes Due July 15, 2015 in an aggregate outstanding principal balance of $300,000,000, (c) Debt of the Borrower, and Debt constituting Guarantees thereof by Restricted Subsidiaries, resulting from the issuance of the Borrower’s 7.25% Senior Subordinated Notes Due 2017 in an outstanding principal balance of $150,000,000, (d) Debt of the Borrower, and Debt constituting Guarantees thereof by Restricted Subsidiaries, resulting from the issuance of the Borrower’s senior subordinated unsecured notes, which (1) is fully subordinated to the Obligations to the same extent set forth in the Original Issuance, unless otherwise approved by Required Lenders, (2) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which, taken as a whole, are materially more restrictive on the Borrower than those set forth in the Original Issuance, unless otherwise approved by Required Lenders, and (3) does not have a maturity date prior to the maturity date relative to the Original Issuance, and any Permitted Refinancing of any Debt incurred under this clause (d), provided that the aggregate principal amount of any Debt at any time outstanding under this clause (d) plus all Permitted Refinancings thereof pursuant to the following clause (e) (or, if such Debt is issued at a discount, the initial issuance price thereof) shall not exceed $150,000,000 in the aggregate (plus, in the case of such Permitted Refinancing, the amount of any premiums paid and reasonable expenses incurred in connection with any such Permitted Refinancing), and (e) any Permitted Refinancing of items (a), (b), (c) and (d).”
     (c) The definition of “Redetermination Date” in Section 1.01 of Original Agreement is hereby amended in its entirety to read as follows:
               “‘Redetermination Date’ means (a) with respect to any Scheduled Redetermination, each April 1 and October 1, commencing April 1, 2006, (b) with
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respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Business Days following the date of a request for a Special Redetermination, and (c) with respect to any redetermination pursuant to Section 2.13(d), the date upon which any Credit Party completes any Asset Disposition.”
               (d) The second sentence of the definition of “Reserve Report” in Section 1.01 of Original Agreement is hereby amended in its entirety to read as follows:
               “Each Reserve Report required to be delivered pursuant to Section 2.13(a), prepared as of December 31, shall be prepared by the Approved Petroleum Engineer.”
     Section 2.2. Reserve Report; Proposed Borrowing Base. Clause (a) of Section 2.13 of the Original Agreement is hereby amended in its entirety to read as follows:
     “(a) Reserve Report; Proposed Borrowing Base. As soon as available and in any event by February 28 and August 31 of each year commencing February 28, 2006, the Borrower shall deliver to Administrative Agent and each Lender a Reserve Report prepared as of the immediately preceding December 31 and June 30, respectively. Simultaneously with the delivery to Administrative Agent and each Lender of each Reserve Report, the Borrower shall notify Administrative Agent and each Lender of the amount of the Borrowing Base which the Borrower requests become effective on the next Redetermination Date (or such date promptly following such Redetermination Date as Required Lenders shall elect).”
     Section 2.3. Borrowing Base. Clause (e) of Section 2.13 of the Original Agreement is hereby amended in its entirety to read as follows:
     “(e) Permitted Subordinate Debt Adjustment. In addition to Scheduled Redeterminations, Special Redeterminations and Asset Disposition adjustments, as set forth above in subsection 2.13(d), if Debt described in clause (d) of the definition of Permitted Subordinate Debt is issued in any amount, the Borrowing Base then if effect pursuant to the terms of this Section 2.13 shall be automatically reduced by $50,000,000. Each determination of the Borrowing Base after such a reduction shall be determined and stated taking such Permitted Subordinate Debt into account in lieu of such automatic reduction.”
     Section 2.4. Borrowing Base Redetermination. The Borrower, the Administrative Agent and Lenders agree that from and after the date hereof until the next redetermination or adjustment thereof, the Borrowing Base shall be $550,000,000.
     Section 2.5. Reports. Clause (i) of Section 6.01 of the Original Agreement is hereby amended in its entirety to read as follows:
     “(i) no later than February 28 and August 31 of each year, reports of production, volumes, revenue, expenses and product prices for all Mineral Interests owned by any Credit Party for the periods of six (6) months ending the preceding December 31 and June 30, respectively. Such reports shall be prepared on an accrual basis and shall be reported on an accounting key code basis;”
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     Section 2.6. Mortgages. Upon request of Administrative Agent, but in no event later than August 1, 2008, Borrower and Operating agree to amend any and all Mortgages, in a manner reasonably satisfactory to Administrative Agent, in order to amend the maturity date referenced therein to the Maturity Date in the Original Agreement, as amended.
     Section 2.7. Amendment to Schedule. Schedule 2.01 (“Commitments and Applicable Percentages”) of the Original Agreement is hereby amended in its entirety and replaced with Schedule 2.01 attached hereto as Exhibit A.
     Section 2.8. Waiver. Administrative Agent and each Lender hereby waive any Default occurring prior to the date hereof to the extent resulting from the Borrower providing the Reserve Report prepared as of June 30 of each year prepared by Borrower’s in-house staff instead of by the Approved Petroleum Engineer.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     Section 3.1. Effective Date. This Amendment shall become effective (the “Effective Date”) when and only when:
     (a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form and substance satisfactory to Administrative Agent, all of the following:
     (i) this Amendment executed by the Borrower, Operating and one hundred percent (100%) of the Lenders;
     (ii) the Consent and Agreement relating to this Amendment executed by each Guarantor;
     (iii) the written opinion of counsel to Borrower-Related Parties, addressed to Administrative Agent, to the effect that this Amendment and the other Amendment Documents have been duly authorized, executed and delivered by Borrower and Operating and that the Amendment and the other Amendment Documents constitute the legal, valid and binding obligations of the Borrower-Related Parties as applicable, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors’ rights generally from time to time in effect);
     (iv) certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the other Amendment Documents and the other Loan Documents to which such Credit Party is a party, and certifying that all
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articles of incorporation and bylaws or similar documents of each Credit Party are true and correct and/or certifying that such organizational documents remain enforceable and have not been amended or altered since the date of last certification; and
(v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
     (b) Borrower shall have paid, in connection with this Amendment and the Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to this Amendment or any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent’s attorneys.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     Section 4.1. Representations and Warranties. In order to induce L/C Issuer and each Lender to enter into this Amendment, Borrower and Operating represent and warrant to L/C Issuer and each Lender that:
     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct on the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
     (b) Each Credit Party is duly authorized to execute and deliver this Amendment and the other Amendment Documents (to the extent such Credit Party is a party to this Amendment and the other Amendment Documents) and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each Credit Party has duly taken all company action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents) and to authorize the performance of its obligations hereunder and thereunder.
     (c) The execution and delivery by each Credit Party of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents), the performance each Credit Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of Law or of the Organization Documents
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of such Credit Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Credit Party, or, except as provided hereby, result in the creation of any Lien upon any assets or properties of such Credit Party. Except for those which have been obtained, no consent, approval, authorization or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by any Credit Party of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents) or to consummate the transactions contemplated hereby and thereby.
     (d) When duly executed and delivered, each of this Amendment, the Amendment Documents and the Credit Agreement will be a legal and binding obligation of each Credit Party (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents), enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.
     (e) The audited annual consolidated and consolidating financial statements of Borrower dated as of December 31, 2004, and the unaudited consolidated and consolidating balance sheets, statements of income and statements of cash flow of the Borrower dated as of September 30, 2005 fairly present the financial position at such dates and the statement of operations and the changes in financial position for the periods ending on such dates for the Borrower-Related Parties. Copies of such financial statements have heretofore been delivered to L/C Issuer and each Lender. Since such date, no Material Adverse Change has occurred.
ARTICLE V.
MISCELLANEOUS
     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of L/C Issuer or Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
     Section 5.2. Ratification of Security Documents. Borrower, Operating, Administrative Agent, L/C Issuer and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations, arising under or in connection with the L/C Obligations or the Notes, are Obligations and are secured indebtedness under, and are secured by, the Pledge Agreement and the Mortgages. Borrower and Operating hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of Borrower and Operating described as Collateral in the Pledge Agreement and as Mortgaged Property in Section 2.2 of the Mortgages.
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     Section 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of any Credit Party herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Credit Agreement to L/C Issuer or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower and Operating under this Amendment and under the Credit Agreement.
     Section 5.4. Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.
     Section 5.5. Provisions Regarding New Lenders and Commitments:
     (a) Each of the parties signatory hereto in the capacity as Lenders who were not Lenders under the Original Agreement (the “New Lenders”) hereby represents and warrants that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement, it has made such analysis and decision independently and without reliance on the Administrative Agent, L/C Issuer or any other Lender. The Borrower, Operating, Administrative Agent, LC Issuer, each Lender under the Original Agreement and each New Lender (i) agrees that from and after the Effective Date, each new Lender shall be a Lender under the Credit Agreement, bound by the provisions thereof as a Lender thereunder, and, to the extent of its Commitment, shall have the rights and obligations of a Lender thereunder.
     (b) From and after the Effective Date, the Lenders, including the New Lenders, shall have the respective Commitments as set forth on Schedule 2.01 attached hereto as Exhibit A.
     (c) The Lenders hereby authorize the Administrative Agent and the Borrower to request borrowings from the Lenders and to make prepayments of Loans in order to ensure that, upon the Effective Date, the Loans of the Lenders, including the New Lenders, shall be outstanding on a ratable basis in accordance with their respective Applicable Percentages and that the Commitments shall be as set forth on Schedule 2.01, as amended by this Amendment and attached hereto as Exhibit A, and no such borrowing, prepayment or reduction shall violate any provisions of the Credit Agreement. The Lenders hereby confirm that, from and after the Effective Date, all participations of the Lenders in respect of Letters of Credit outstanding hereunder pursuant to Section 2.03(c) shall be based upon the Applicable Percentages of the Lenders (after giving effect to this Amendment).
     Section 5.6. Governing Law. This Amendment shall be governed by and construed in accordance the Laws applicable to the Credit Agreement.
     Section 5.7. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so
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executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ACQUISITION COMPANY

By:	/s/ L. Ben Nivens

L. Ben Nivens
Senior Vice President, Chief Financial Officer
Treasurer and Corporate Secretary

ENCORE OPERATING, L.P.

By: EAP Operating, Inc., its sole general partner

	By:	/s/ L. Ben Nivens

L. Ben Nivens
Senior Vice President, Chief Financial
Officer, Treasurer and Corporate
Secretary
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BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Todd G. MacNeill

Name: Todd G. MacNeill
Title: Assistant Vice President

BANK OF AMERICA, N.A.,
as L/C Issuer and a Lender

By:	/s/ Jeffrey H. Rathkamp

Name: Jeffrey H. Rathkamp
Title: Principal
[Third Amendment To Credit Agreement]

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Trond Rokholdt

Name: Trond Rokholdt
Title: Managing Director

By:	/s/ Michele Jones

Name: Michele Jones
Title: Senior Vice President
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WACHOVIA BANK, N.A., as a Lender

By:	/s/ David Humphreys

Name: David Humphreys
Title: Director
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CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Ashish Sethi
Name: Ashish Sethi
Title: Vice President
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BNP PARIBAS, as a Lender

By:	/s/ Larry Robinson
Name: Larry Robinson
Title: Director

By:	/s/ Betsy Jocher

Name: Betsy Jocher
Title: Vice President
[Third Amendment to Credit Agreement]

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Page Dillehunt
Name: Page Dillehunt
Title: Director

By:	/s/ Michael Willis

Name: Michael Willis
Title: Vice President
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COMERICA BANK, as a Lender
By:	/s/ Peter L. Setzik
	Name:	Peter L. Setzik
	Title:	Vice President

[Third Amendment to Credit Agreement]

THE FROST NATIONAL BANK, as a Lender
By:	/s/ John S. Warren
	Name:	John S. Warren
	Title:	Senior Vice President

[Third Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Thomas Rajan
	Name:	Thomas Rajan
	Title:	Vice President

[Third Amendment to Credit Agreement]

SUNTRUST BANK, as a Lender
By:	/s/ John A. Fields, Jr.
	Name:	John A. Fields, Jr.
	Title:	Managing Director

[Third Amendment to Credit Agreement]

COMPASS BANK, as a Lender
By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

[Third Amendment to Credit Agreement]

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Investment Banking Officer

By:	/s/ Kimberly Coil
	Name:	Kimberly Coil
	Title:	Vice President

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BANK OF SCOTLAND, as a Lender
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Assistant Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Mark E. Thompson
	Name:	Mark E. Thompson
	Title:	Vice President

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NATEXIS BANQUES POPULAIRES, as a Lender
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Vice President & Group Manager

By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Vice President

[Third Amendment to Credit Agreement]

EXHIBIT A
SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	$68,181,818.18	9.090909091%

Fortis Capital Corp.	$68,181,818.18	9.090909091%

Wachovia Bank, N.A.	$68,181,818.18	9.090909091%

Citicorp North America, Inc.	$68,181,818.18	9.090909091%

BNP Paribas	$68,181,818.18	9.090909091%

Calyon New York Branch	$47,727,272.73	6.363636364%

SunTrust Bank	$47,727,272.73	6.363636364%

Comerica Bank	$40,909,090.91	5.454545455%

The Frost National Bank	$40,909,090.91	5.454545455%

KeyBank National Association	$40,909,090.91	5.454545455%

Compass Bank	$40,909,090.91	5.454545455%

Union Bank of California, N.A.	$40,909,090.91	5.454545455%

Bank of Scotland	$40,909,090.91	5.454545455%

U.S. Bank National Association	$34,090,909.09	4.545454545%

Natexis Banques Populaires	$34,090,909.09	4.545454545%

Total	$750,000,000.00	100.000000000%
[Schedule 2.01]

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CONSENT AND AGREEMENT
     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby, with respect to each Loan Document executed by it, (a) ratifies and confirms the Guaranty, the Pledge Agreement, the Mortgages and all other Loan Documents, each as amended, supplemented, modified or restated hereby, (b) agrees that all of its respective obligations and covenants under the Guaranty, the Pledge Agreement, the Mortgages and all other Loan Documents, each as amended, supplemented, modified or restated hereby, shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection therewith, (c) agrees there are no offsets, claims or defenses of the undersigned with respect to the Guaranty, the Pledge Agreement or the Mortgages nor, to the knowledge of the undersigned, with respect to the Loans, (d) agrees the Guaranty, the Pledge Agreement and the Mortgages are not released, diminished or impaired in any way by the transactions contemplated in connection with this Amendment, (e) agrees that any and all indebtedness, liabilities or obligations, arising under or in connection with the L/C Obligations or the Notes, are Obligations and are secured indebtedness under, and are secured by, the Pledge Agreement and the Mortgages and hereby re-pledges, re-grants and re-assigns a security interest in and lien on each of its assets described as Collateral in the Pledge Agreement and as Mortgaged Property or in Section 2.2 of the Mortgages, and (f) agrees that the Guaranty, the Pledge Agreement, the Mortgages and all other Loan Documents, each as amended, supplemented, modified or restated hereby, shall remain in full force and effect.

EAP OPERATING, INC.

By:	/s/ L. Ben Nivens

L. Ben Nivens
Senior Vice President, Chief Financial Officer,
Treasurer and Corporate Secretary

ENCORE OPERATING LOUISIANA, LLC
By:	/s/ Thomas H. Olle
Thomas H. Olle, President

EAP ENERGY, INC.
By:	/s/ L. Ben Nivens
L. Ben Nivens
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

[Consent and Agreement]

EAP ENERGY SERVICES, L.P.
By:	EAP Energy, Inc., its sole general partner

By:	/s/ L. Ben Nivens
L. Ben Nivens
Senior Vice President, Chief Financial Officer Treasurer and Corporate Secretary

EAP PROPERTIES, INC.
By:	/s/ L. Ben Nivens
L. Ben Nivens
Senior Vice President, Chief Financial Officer Treasurer and Corporate Secretary

[Consent and Agreement]